Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Sevion Therapeutics, Inc. for the period ended September 30, 2017 as filed with the Securities and Exchange Commission on the date hereof, the undersigned, James Schmidt, Chief Financial Officer, hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

(1)       The Quarterly Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)       The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of Sevion Therapeutics, Inc.

Dated: November 14, 2017	/s/ James Schmidt *
James Schmidt
Chief Financial Officer
(Principal Financial and Accounting Officer)

* A signed original of this written statement required by Section 906 has been provided to us and will be retained by us and furnished to the Securities and Exchange Commission or its staff upon request.